                                  Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Marc Pharmaceuticals, Inc.(the
"Company") on Form 10-KSB for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Robert M. Cohen, Chief Financial Officer, Chief Executive Officer, Vice
President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  29, 2005                           /s/ Robert M. Cohen
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                                                 Robert M. Cohen
                                                 Chief Financial Officer, Chief
                                                 Executive Officer and President

The foregoing certification accompanied the Annual Report on Form 10-KSB filing pursuant to 18 U.S.C. ss. 1350. It is being reproduced herein for information only. It is not being filed for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, whether made before or after hereof, regardless of any general incorporation language in such filing. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange
Commission or its staff upon request.

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